The Value Line Fund, Inc.

(VLIFX)

S U M M A R Y P R O S P E C T U S
M A Y 1 , 2 0 1 0

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund at www.vlfunds.com/all_funds.html. You can also get this information at no cost by calling 800-243-2729 or by sending an email request to fundsliterature@valueline.com. The current Prospectus and Statement of Additional Information dated May 1, 2010, are incorporated by reference into this Summary Prospectus.

F U N D S U M M A R Y

What are the Fund’s investment objectives?

The Fund’s primary investment objective is long-term growth of capital. Current income is a secondary investment objective.

What are the Fund’s fees and expenses?

This table describes the fees and expenses you pay in connection with an investment in the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charges (Load) Imposed on Purchases	None
Maximum Deferred Sales Charges (Load) as a percentage of original purchase price or redemption price, whichever is lower	None
Maximum Sales Charges (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.70%
Distribution and/or Service (12b-1) Fees*	0.25%
Other Expenses	0.41%
Total Annual Fund Operating Expenses	1.36%
Less: Management Fee and 12b-1 Fee Waiver*	-0.35%
Total Annual Operating Expenses After Fee Waiver*	1.01%

*
Effective May 1, 2010 through April 30, 2011, EULAV Asset Management, LLC., (the “Adviser” or “EULAV”) has contractually agreed to waive the portion of the management fee equal to 0.10% on the first $100 million of the Fund’s average daily net assets, and 0.15% on any additional assets and EULAV Securities, Inc. (the “Distributor”) has contractually agreed to waive all of the Fund’s 12b-1 fee in an amount equal to 0.25% of the Fund’s average daily net assets. There is no assurance that either the Adviser or the Distributor will extend the contractual fee waivers beyond April 30, 2011.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (your cost would be the same if you did not redeem your shares). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that the fee waiver is in effect for one year only. This example assumes that (a) the Fund’s total operating expenses remain the same and (b) the Adviser’s contractual management fee waiver and the Distributor’s contractual Rule 12b-1 fee waiver is in effect for year one. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Value Line Fund	$103	$396	$711	$1,605

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 122% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

To achieve the Fund’s investment objectives, the Adviser invests substantially all of the Fund’s net assets in common stocks. In selecting securities for purchase or sale, the Adviser relies on the Value Line Timeliness™ Ranking System (the “Ranking System”), which compares an estimate of the probable market performance of each stock during the next six to twelve months to that of all of the approximately 1,700 stocks under review and ranks stocks on a scale of 1 (highest) to 5 (lowest). All the stocks followed by the Ranking System are listed on U.S. stock exchanges or traded in the U.S. over-the-counter markets. The Fund’s investments principally are selected from common stocks ranked 1, 2 or 3 by the Ranking System at the time of purchase. Subject to the diversification requirements of the Investment Company Act of 1940 applicable to diversified funds (which generally means that it will not invest more than 5% of its total assets in the stocks of any one company), the Fund is not subject to any limit on the percentage of its assets that may be invested in any particular stock. The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness. Because the Adviser relies on the Ranking System in managing the Fund’s portfolio, the Fund is not limited to investments according to a company’s size.

What are the Fund’s principal risks?

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. Therefore, before you invest in this Fund you should carefully evaluate the risks.

The chief risk that you assume when investing in the Fund is market risk, the possibility that the securities in a certain market will decline in value because of factors such as economic conditions. Market risk may affect a single issuer, an industry, a sector of the economy or the market as a whole.

Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. The Adviser’s investment strategies may not be able to produce the desired results.

The Fund’s annual portfolio turnover rate has exceeded 100% in each of the last five years. A rate of portfolio turnover of 100% would occur if all of the Fund’s portfolio were replaced in a period of one year. To the extent the Fund engages in short - term trading in attempting to achieve its investment objective, it will increase the Fund’s portfolio turnover rate and the Fund will incur higher brokerage commissions and other expenses.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. For a more complete discussion of risk, please turn to page 10.

Because the Fund uses the Ranking System, there is the risk that securities not covered by the Ranking System or lower rated securities will appreciate to a greater extent than those securities in the Fund’s portfolio.

The price of Fund shares will increase and decrease according to changes in the value of the Fund’s investments. The Fund will be affected by changes in stock prices, which have historically tended to fluctuate more than bond prices.

How has the Fund performed?

This bar chart and table can help you evaluate the potential risks of investing in the Fund. The bar chart below shows how returns for the Fund’s shares have varied over the past ten calendar years, and the table below shows the average annual total returns (before and after taxes) of these shares for one, five, and ten years. These returns are compared to the performance of the S&P 500® Index, a widely quoted, unmanaged index of stock performance. All returns reflect reinvested dividends. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at: www.vlfunds.com.

Total returns (before taxes) as of 12/31 each year (%)

Best Quarter:	Q4 2004 +13.28
Worst Quarter:	Q4 2008 –27.77

Average Annual Total Returns (for the period ended December 31, 2009)

	1 year	5 years	10 years
Value Line Fund
Return before taxes	9.49%	–5.29%	–5.85%
Return after taxes on distributions	9.49%	-7.46%	-7.37%
Return after taxes on distributions and sale of Fund shares	6.17%	-4.94%	-4.91%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	–0.95%

After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund’s “Return after taxes on distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund’s “Return after taxes on distributions and sale of Fund shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period. “Return after taxes on distributions and sale of Fund shares” may be greater than “Return before taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains.

After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

Who manages the Fund?

The Fund’s investment adviser is EULAV Asset Management, LLC., (the “Adviser” or “EULAV”), a subsidiary of Value Line, Inc. (“Value Line”).

Stephen E. Grant is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Grant has been a portfolio manager with the Adviser or Value Line since 1991 and has been the Fund’s portfolio manager since 2009.

Purchase and sale of Fund shares

Minimum initial investment in the Fund: $1,000.

Minimum additional investment in the Fund: $100.

The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary. You may also redeem your shares by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. You can exchange all or part of your investment in the Fund for shares in other Value Line funds. To execute an exchange, call 800-243-2729. The Fund reserves the right to reject any exchange order.

Tax Information

The Fund’s distributions generally are taxable as ordinary income or capital gains for federal income tax purposes and also may be subject to state or local taxes, unless you are investing through a tax-deferred account, such as a 401(k) plan or an IRA.

Payments to broker-dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.